UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-13814	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio	44410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -Regulation FD Disclosure, Financial Statements and Exhibits

Item 7.01. Regulation FD Disclosure.

Cortland Bancorp, Inc. (the “Company”) intends to use the presentation materials furnished herewith at its’ Annual Meeting of Shareholders held on Tuesday, May 28, 2013. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company does not undertake to update these materials after the date of this Report, nor will this report be deemed a determination or admission as to the materiality of any information contained herein (including Exhibit 99.1 attached hereto). The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information in this Report (including Exhibit 99.1 attached hereto) shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing or document.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior
James M. Gasior, President and CEO

Date: May 28, 2013

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